Exhibit 10(c)

2004 DECLARATION OF AMENDMENT TO

BB&T CORPORATION

NON-EMPLOYEE DIRECTORS’ DEFERRED COMPENSATION AND STOCK

OPTION PLAN

THIS DECLARATION OF AMENDMENT is made this 24th day of February, 2004, by BB&T CORPORATION (the “Corporation”) to the BB&T Corporation Non-Employee Directors’ Deferred Compensation and Stock Option Plan, as amended and restated (the “Plan”).

R E C I T A L S:

It is deemed advisable to amend the Plan to extend the term of the Stock Option Subplan, a component of the Plan, in order to (i) comply with certain requirements recently imposed by the New York Stock Exchange, Inc. and (ii) continue to effectuate the purpose of the Plan by providing eligible participants with the opportunity to acquire or increase their proprietary interest in the Corporation through the grant of stock options and purchase of shares of the Corporation’s common stock thereunder.

NOW, THEREFORE, IT IS DECLARED that, effective as of February 24 , 2004, the Plan shall be amended by deleting Section 4.9.1 (“Effective Date and Term of Options” ) in its entirety and inserting the following in lieu thereof:

“Effective Date and Term of Stock Option Subplan: The Stock Option Subplan was adopted effective December 19, 1991, amended and restated effective October 22, 1996, January 1, 1997 and November 1, 2001, and further amended December 18, 2001. Options may be granted under the Plan on and after the effective date and until April 21, 2007 or until the earlier termination of the Plan by the Board; provided, however, that any Option granted prior to the termination of the Plan may be exercised in accordance with its terms.”

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of BB&T Corporation on the day and year first above written.

BB&T CORPORATION

By:	/s/ Kelly S. King
Kelly S. King
President

ATTEST:

/s/ David L. Craven
David L. Craven
Senior Vice President and Assistant Secretary

[Corporate Seal]

BE IT FURTHER RESOLVED, that the proper officers of the Corporation, acting for and in behalf of the Corporation, shall be and hereby are authorized and directed to execute the Amendment and to take such additional actions as may be deemed necessary or advisable to carry out the intent and purpose of these resolutions.

* * * * * * * * * * * * *

THIS IS TO CERTIFY that the foregoing is a true and correct copy of resolutions duly adopted by the Board of Directors of BB&T Corporation on the 24th day of February, 2004.

By:	/s/ David L. Craven
David L. Craven
Senior Vice President and Assistant Secretary

[Corporate Seal]

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